[GRAPHIC]

                                      CIGNA INVESTMENT
                                            SECURITIES
------------------------------------------------------
                                         Annual Report
                                     December 31, 2002

                                                                    [LOGO] CIGNA

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                                                                               1

Dear Shareholders:
Our report for CIGNA Investment Securities (the "Fund") covering the year ended December 31, 2002 follows.

Management's Discussion and Analysis

During the first quarter, high yield bonds outperformed Treasuries, investment-grade corporates and mortgages, producing a respectable 1.68% return for the quarter, as reported by the Lehman Brothers High Yield Bond Index. Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a -0.27% return, and, while corporate bonds outperformed Treasuries, they trailed all other investment-grade fixed income classes except U.S. Agencies.

In the second quarter, the Lehman Brothers Mortgage-Backed Securities Index posted a 3.48% total return and a positive excess return over U.S. Treasuries of 13 basis points for the period. Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 2.90% total return. Those issuers and industry sectors with any hint of impropriety related to accounting integrity, earnings quality, corporate governance issues or potential "hidden leverage" risk suffered dismal results.

For the third quarter, performance was led by the Treasury market, as interest rates declined swiftly during the three-month period and benefited from investors' continued "flight to quality." The Lehman Government Bond Index returned 6.66% for the period. Long-term Treasuries gained 12.09% for the quarter. Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 4.48% total return. The Lehman Brothers Mortgage-Backed Securities Index posted a 2.66% total return.

In the fourth quarter, lower quality debt outperformed higher quality. Investment-grade corporate bonds measured by the Lehman Brothers U.S. Credit Index outperformed Mortgage-Backed Securities (MBS) and Treasuries.

Returns for the year ended December 31, 2002 were:

Fund (based on net asset value)        8.39%
Lipper Corporate Debt BBB-rated
   Closed-End Fund Average             7.54
Lehman Brothers Aggregate Bond Index
   (the "Benchmark")                  10.25

The Fund's return for the year based on the market value of its shares traded on the New York Stock Exchange was 8.20%.

During the first quarter, the Fund benefited from positive allocations to high yield and emerging markets and issue selection in MBS. During the second quarter, the Fund benefited from positive issue selection in mortgage-backed and Agency securities over the period. However, the primary driver of the Fund's underperformance during the first half of the year was the allocation to corporate bonds and high yield and specifically to individual credit selection issues in the Communications & Media sector (WorldCom and Qwest Communications). The Fund returned 1.94% (based on net asset value) for the first half of 2002, compared with 3.79% for the Benchmark.

For the third quarter, the Fund's allocation to the high yield sector was the primary detractor from performance, highlighting a difficult quarter for that fixed income sector. The Fund benefited from strong, positive issue selection in investment-grade credits and MBS over the period. The Fund returned 4.00% for the third quarter, compared with 4.58% for the Benchmark.

In the fourth quarter, the Fund returned 2.23%, compared with 1.57% for the Benchmark. The Fund primarily benefited from the allocation to high yield and positive issue selection in investment-grade credits and MBS. Our

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                                                                               2

overweight in investment-grade corporate bonds helped Fund performance. Issues owned by the Fund that contributed to its positive performance for the quarter in the Finance sector included Ford Motor Credit Corporation and Household Finance Corporation, the latter benefiting from the merger with HSBC. Strong performers in the Communications & Media sector were Tele Communications, Inc. and British Telecommunications PLC.

Over the year, it was a difficult environment for investing in corporate bonds, both investment-grade and high yield. Our allocations to these sectors detracted from returns over the year, and issue selection, primarily in the Communications & Media sector, over the first six months also hurt performance.

In MBS, the Fund benefited from strong security selection over the course of the year. Agency bond selection also helped performance, especially the FICO Agency bonds, which were issued as part of the asset liquidation resulting from the savings & loan crisis of the 1980s.

The bulk of the gains in emerging markets were attributed to the positive performance of Russia and Brazil, where we held overweight positions relative to the benchmark but selectively traded and exited our positions almost entirely by year end.

During the year, we continued to employ a high yield index proxy (total return swap) to enhance performance while dampening individual security risk. Our currency trade on the Euro also benefited portfolio performance as the currency appreciated relative to the U.S. dollar.

Outlook

Conditions in 2003 should be different than in 2002 from a performance perspective. We believe that Treasuries will not outperform other sectors, due to the expected rise in yields and the reappearance of fiscal deficits. We anticipate improving credit quality trends, moderating supply, and rising demand for securities that offer higher yields than Treasuries -- all positive factors for corporate bonds. We need to exercise prudence in our sector and credit selection, since not all issuers will benefit from the "credit improvement/ de-leveraging" story.

In the MBS sector, we have maintained a neutral allocation due to our cautious outlook, which is driven largely by the current geopolitical events and impending war with Iraq. The MBS market continues to contain significant duration risk, and, until we can prudently determine expected MBS durations, we will need to be very careful in our allocation to the sector.

Security selection in high yield remains difficult because of major accounting issues plaguing some firms. To minimize individual credit risk, we will continue to employ a high yield index proxy. In emerging markets, we will continue to be selective in 2003. The positive impact of a U.S. and worldwide recovery could be partly offset by geopolitical tensions and internal political turmoil in some South American countries. Nevertheless, we remain cautiously optimistic, as we closely monitor global and local development in our search for investment opportunities.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Investment Securities

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                                                                               3

--------------------------------------------------------------------------------
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               12/31/92 - 12/31/02

                 ----------------------------------------------
                              AVERAGE ANNUAL RETURN

                                      1 Year   5 Year   10 Year
                 Market Value          8.20%    6.66%    7.55%
                 Net Asset Value       8.39%    6.15%    7.06%
                 Lehman Brothers      10.25%    7.55%    7.51%
                 High Yield Bond Index
                 ----------------------------------------------

   [The following table was depicted as a line chart in the printed material.]

Plot Points           Fund          Lehman Brothers Aggregate Bond Index
-----------           ----          ------------------------------------

12/31/1992          $10,000                        $10,000
12/31/1993          $11,421                        $10,975
12/31/1994          $10,469                        $10,655
12/31/1995          $12,884                        $12,623
12/31/1996          $12,920                        $13,082
12/31/1997          $14,997                        $14,345
12/31/1998          $16,041                        $15,591
12/31/1999          $14,210                        $15,463
12/31/2000          $17,383                        $17,260
12/31/2001          $19,133                        $18,718
12/31/2002          $20,702                        $20,637

CIGNA Investment Securities (the "Fund") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "IIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of Lehman Brothers Aggregate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

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CIGNA Investment Securities Investments in Securities                          4
December 31, 2002

                                                             Principal         Value
                                                                  (000)         (000)
                                                            ----------       -------
LONG-TERM BONDS - 88.0%
Basic Materials - 1.3%
Codelco, Inc., 6.38%, 2012, 144A                            $      165       $   173
Eastman Chemical Co., 7.00%, 2012                                   45            51
International Paper Co., 5.85%, 2012, 144A                          45            47
Sappi Papier Holding AG, 6.75%, 2012, 144A                         295           323
Stora Enso Oyj, 7.38%, 2011                                        275           319
UPM Kymmene Corp., 5.63%, 2014, 144A                               130           135
Weyerhaeuser Co., 5.25%, 2009                                       90            91
                                                                             -------
                                                                               1,139
                                                                             -------
Consumer & Retail - 2.3%
Ahold Finance USA, Inc., 8.25%, 2010                               130           143
Campbell Soup Co., 5.88%, 2008                                     110           122
Dana Corporation, 6.25%, 2004                                       70            69
Ford Motor Co., 6.38%, 2029                                        110            85
Fosters Financial Corp., 6.88%, 2011, 144A                         175           199
Heinz (H.J.) Co., 6.38%, 2028                                       10            11
Heinz (H.J.) Finance Co., 6.75%, 2032, 144A                        165           182
Kellogg Co., 7.45%, 2031                                           215           262
Kroger Co., 7.50%, 2031                                            195           218
Safeway, Inc.,
   5.80%, 2012                                                     115           120
   7.25%, 2031                                                      70            79
Sears Roebuck Acceptance Corp., 7.00%, 2032                         45            38
Supervalu, Inc., 7.50%, 2012                                       120           129
Toys "R" Us, Inc., 7.63%, 2011                                      90            89
VFB LLC, 10.25%, 2009 (a)                                        2,010           344
                                                                             -------
                                                                               2,090
                                                                             -------
Communications & Media - 6.2%
AT&T Corp., 8.00%, 2031                                             65            72
AT&T Wireless, 8.13%, 2012                                          25            25
British Telecommunications PLC, 8.63%
   (coupon change based on rating), 2030                           610           778
Clear Channel Communication, 6.00%, 2006                            60            64
Deutsche Telekom International Finance BV, 8.25%
   (coupon change based on rating), 2030                           305           352
France Telecom SA, 7.75%
   (coupon change based on rating), 2011                           610           705
Koninklijke KPN, NV, 8.00%, 2010                                   855         1,001
Lenfest Communications, Inc., 8.25%, 2008                          400           420
News America, Inc., 6.75%, 2038                                     30            31
News America Holdings, Inc., 7.75%, 2045                           270           265
Pearson PLC, 7.00%, 2011, 144A                                      80            91
Qwest Capital Funding, Inc., 7.00%, 2009                            30            19
Sprint Capital Corp.,
   6.13%, 2008                                                      70            64
   8.38%, 2012                                                      15            15
   6.88%, 2028                                                     170           137
Tele Communications, Inc.,
   9.80%, 2012                                                     275           331
   7.88%, 2013                                                     310           340
Time Warner, Inc.,
   9.13%, 2013                                                     500           586
   7.57%, 2024                                                      40            40
TPSA Finance, 7.75%, 2008, 144A                                    110           112
US West Capital Funding, Inc., 6.50%, 2018                          25            13
Verizon Florida, Inc., 6.13%, 2013                                 110           118
WorldCom, Inc., 8.25%, 2031 (a)                                    170            40
                                                                             -------
                                                                               5,619
                                                                             -------
Financial - 12.5%
American Express Credit, Ser.1999-1A, 5.60%, 2006                  900           945
Amvescap PLC, 5.90%, 2007                                          220           233
Bank of America Corp., 7.80%, 2010                                  30            36
BankBoston Capital Trust, 8.25%, 2026                              130           137
Boeing Capital Corp., 5.80%, 2013                                  145           147
CIT Group, Inc.,
   6.50%, 2006                                                     140           147
   6.88%, 2009                                                      55            59
Citigroup, Inc.,
   7.25%, 2010                                                     195           226
   5.63%, 2012                                                     330           347
Countrywide Home Loans, Inc., 5.50%, 2007                           60            64
Credit Suisse First Boston Mortgage Securities Corp.,
   4.63%, 2008                                                     100           101
 Interest Only, 7.50%, 2032                                        700            92
 Interest Only, 8.00%, 2032                                        850           117

The Notes to Financial Statements are an integral part of these statements.

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CIGNA Investment Securities Investments in Securities                        5
December 31, 2002 (Continued)

                                                        Principal         Value
                                                             (000)         (000)
                                                       ----------       -------
Financial (continued)
Deere (John) Capital Corp., 7.00%, 2012                $      195       $   226
Den Norske Bank, Step Coupon
   (7.73% to 6/29/11) perpetual, 144A                         410           465
First Union Capital, 7.94%, 2027                               85            92
Ford Motor Credit Co.,
   6.88%, 2006                                                460           461
   7.38%, 2009                                                345           342
   7.38%, 2011                                                230           224
General Motors Acceptance Corp.,
   6.13%, 2006                                                150           152
   6.88%, 2011                                                640           638
   7.00%, 2012                                                190           191
Golden West Financial Corp.,
   4.13%, 2007                                                160           165
   4.75%, 2012                                                145           146
Goldman Sachs Group, Inc., 6.88%, 2011                        315           352
Household Finance Corp.,
   6.38%, 2011                                                165           173
   6.38%, 2012                                                160           167
International Lease Finance Corp., 6.38%, 2009                165           176
Korea Development Bank,
   4.25%, 2007                                                 70            71
   5.50%, 2012                                                 60            62
Kyivstar GSM, 12.75%, 2005, 144A                              130           131
Lehman Brothers Holdings, Inc., 6.63%, 2012                   195           216
Manufacturers & Traders Trust Co., 8.00%, 2010                105           126
Marshall & Isley Bank, 5.25%, 2012                             80            83
Middletown Trust, 11.75%, 2010                                848           850
Morgan (J.P.) Co., 6.00%, 2009                                170           179
Morgan Stanley Group, Inc., 6.75%, 2011                       220           245
National Rural Utilities Cooperative Finance,
   5.75%, 2009                                                 90            96
NB Capital Trust, 8.25%, 2027                                 125           144
North Fork Bancorp, Inc., 5.88%, 2012, 144A                   210           224
Old Kent Bank, Step Coupon
   (7.75%, to 8/10/05), 2010                                  380           426
Prudential Funding LLC, 6.60%, 2008, 144A                     120           133
Residential Asset Mortgage Products, Inc.,
   Interest Only, 5.75%, 2005                               1,770           128
Royal Bank of Scotland Group PLC,
   Step Coupon (7.65%, to 9/30/31), perpetual                 370           428
Santander Financial Issuances,
   6.80%, 2005                                                 75            80
   6.38%, 2011                                                160           156
Standard Chartered Bank, 8.00%, 2031, 144A                    275           317
Union Planters Corp., 6.75%, 2005                             250           275
Zions Bancorp., Step Coupon
   (6.50% to 10/15/06), 2011                                  250           263
                                                                        -------
                                                                         11,254
                                                                        -------
Foreign Goverment - 1.9%
Quebec (Province of Canada),
   5.50%, 2006                                                475           507
   7.50%, 2023                                                590           720
Russian Federation,
   Step Coupon (5.00% to 3/31/07), 2030, 144A                 345           273
United Mexican States, 8.30%, 2031                            240           253
                                                                        -------
                                                                          1,753
                                                                        -------
Industrial - 2.7%
Allied Waste North America, Inc., 7.88%, 2009                 135           133
BAE Systems Holdings, 6.40%, 2011, 144A                       560           582
ITT Corp., 7.40%, 2025                                        455           485
Lockheed Martin Corp.,
   8.20%, 2009                                                620           766
   8.50%, 2029                                                180           242
Systems 2001 Asset Trust LLC, 7.16%, 2011, 144A               196           209
                                                                        -------
                                                                          2,417
                                                                        -------
Insurance - 0.6%
AXA SA, 8.60%, 2030                                           200           228
Progressive Corp., 6.25%, 2032                                 90            92
XL Capital Europe PLC, 6.50%, 2012                            190           206
                                                                        -------
                                                                            526
                                                                        -------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          6
December 31, 2002 (Continued)

                                                       Principal         Value
                                                            (000)         (000)
                                                      ----------       -------
Oil & Gas - 2.1%
Amerada Hess Corp., 7.30%, 2031                       $      100       $   109
Conoco Funding Co., 6.35%, 2011                              695           776
El Paso Corp., 7.00%, 2011                                    35            24
Occidental Petroleum Corp., 7.65%, 2006                      480           543
Petroleos Mexicanos, 9.50%, 2027                             215           241
USX Corp.,
   8.13%, 2023                                                95           108
   8.50%, 2023                                                75            89
                                                                       -------
                                                                         1,890
                                                                       -------
Pharmaceuticals - 0.5%
Lilly (Eli) & Co., 6.77%, 2036                               365           409
                                                                       -------
Transportation - 2.5%
Burlington Northern Santa Fe, 6.75%, 2029                    175           191
Continental Airlines, Inc., 6.90%, 2018                      196           172
Delta Air Lines, Inc., 9.45%, 2006, 144A                     685           500
Federal Express Corp., 7.60%, 2097                           100           108
Laidlaw, Inc., 7.88%, 2005 (a)                               200            96
Norfolk Southern Corp., 7.70%, 2017                          310           379
Union Pacific Corp.,
   7.60%, 2005                                               285           317
   5.75%, 2007                                               210           230
   6.13%, 2012                                               200           219
                                                                       -------
                                                                         2,212
                                                                       -------
Utilities - 2.3%
AES Drax Energy Ltd., 11.50%, 2010                           300             4
Carolina Power & Light Co., 6.50%, 2012                      105           115
Detroit Edison Co.,
   6.13%, 2010                                               240           264
   6.35%, 2032                                                 5             5
First Energy Corp.,
   5.50%, 2006                                               235           236
   6.45%, 2011                                               115           114
   7.38%, 2031                                                90            87
Niagara Mohawk Power Co.,
   7.38%, 2003                                               150           153
   7.63%, 2005                                               378           419
Nisource Finance Corp., 7.88%, 2010                          170           187
Oncor Electric Delivery Co., 7.25%, 2033, 144A               160           163
Pinnacle Partners, 8.83%, 2004, 144A                         145           137
Progress Energy, Inc.,
   7.10%, 2011                                                50            55
   7.00%, 2031                                                90            94
                                                                       -------
                                                                         2,033
                                                                       -------
U.S. Government & Agencies - 53.1%
Fannie Mae,
   Interest Only 7.80%, 2017                               7,581           159
   5.25%, 2006                                             1,260         1,373
   6.00%, 2029                                             2,512         2,607
   6.25%, 2029                                               400           445
   8.00%, 2030                                             1,110         1,197
   7.00%, 2031                                             1,529         1,617
   8.00%, 2031                                               477           513
   6.50%, 2032                                             9,246         9,631
   7.00%, 2032                                             6,127         6,475
Financing Corp.,
 Principal Strips from
   9.60%, 2018                                             2,770         1,138
   9.90%, 2018                                               815           336
   10.00%, 2018                                              200            86
   8.60%, 2019                                               450           176
   9.65%, 2019                                               375           152
   9.70%, 2019                                               675           272
Freddie Mac,
   6.63%, 2009                                               475           557
   6.88%, 2010                                             1,215         1,449
   6.00%, 2017                                             1,836         1,921
   6.50%, 2017                                               971         1,024
   6.75%, 2031                                               655           783
   6.00%, 2032                                             2,053         2,126
   7.50%, 2032                                             2,060         2,191
Ginnie Mae,
   6.50%, 2031                                               904           949
   6.50%, 2032                                               715           751
U.S. Treasury Bond, 6.00%, 2026                              435           500

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          7
December 31, 2002 (Continued)

                                           Principal            Value
                                                (000)            (000)
                                           ---------          -------
U.S. Government & Agencies (continued)
U.S. Treasury Notes,
   6.25%, 2003                              $    165          $   166
   7.88%, 2004                                 2,190            2,446
   4.63%, 2006                                 2,960            3,192
   6.00%, 2009                                 2,410            2,802
   5.00%, 2011                                   600              659
                                                              -------
                                                               47,693
                                                              -------
Total Long-Term Bonds
   (Cost - $76,113)                                            79,035
                                                              -------
                                           Number of
                                              Shares
                                           ---------
PREFERRED STOCK - 1.7%
Communications & Media - 0.5%
Centaur Funding Corp., 9.08% 144A                485              479
                                                              -------
Financial - 1.2%
Golden State Bancorp, 9.13%                   18,075              470
IBJ Preferred Capital Co. LLC,
   Step Coupon (8.79% to 6/30/08), 144A          450              381
Natexis AMBS Co. LLC,
   Step Coupon (8.44% to 6/30/08), 144A          200              233
                                                              -------
                                                                1,084
                                                              -------
Total Preferred Stock
   (Cost - $1,567)                                              1,563
                                                              -------
SHORT-TERM OBLIGATIONS - 9.6%
Money Market Fund - 9.4%
CIGNA Funds Group - Money Market Fund       8,458,135           8,458
                                                              -------
                                           Principal
                                                (000)
                                           ---------
U.S. Government - 0.2%
U.S. Treasury Bill, 1.47%, 01/30/03 (b)     $    125          $   125
                                                              -------
Total Short-term Obligations
   (Cost - $8,583)                                              8,583
                                                              -------
Total Investments in Securities - 99.3%
   (Total Cost - $86,263) (d)                                  89,181
Cash and Other Assets Less Liabilities - 0.7%                     609
                                                              -------
NET ASSETS--100.0%                                            $89,790
                                                              =======

NOTES TO INVESTMENTS IN SECURITIES

(a) Indicates defaulted security.
(b) Pledged as initial margin for financial futures contracts. At December 31, 2002, the Fund was long 31, 2-year U.S. Treasury Notes and 6, 10-year Agency and was short 7, 5-year and 56, 10-year U.S. Treasury Notes and 13, 30-year U.S. Treasury Bond futures contracts, all expiring in March 2003. Net unrealized loss amounted to $171,455. Underlying face values of the long and short positions were $7,242,797 and ($8,432,031), respectively, and underlying market values were $7,339,624 and ($8,700,313), respectively.
(c) A summary of outstanding forward currency contracts, as of December 31, 2002, is as follows:

                                                                Net
                                                             Unrealized
 Settlement      Forward      Foreign        Contract       Appreciation
    Date        Contract      Currency        Value        (Depreciation)
-------------------------------------------------------------------------
Sells
01/13/03         EURO        1,300,000      $1,291,681       $(68,678)
Buys
01/13/03         EURO        1,300,000      $1,293,872       $ 70,868

Tax Information
(d) At December 31, 2002, the net unrealized appreciation of investments, based on cost for federal income tax purposes of
    $86,579,590, was as follows:
    Aggregate gross unrealized appreciation for all investments in
    which there was an excess of value over tax cost                $  3,807,268
    Aggregate gross unrealized depreciation for all investments in
    which there was an excess of tax cost over value                  (1,206,197)
                                                                    ------------
    Unrealized appreciation - net                                   $  2,601,071
                                                                    ============
(e) As of December 31, 2002, the components of distributable earnings
    (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:
    Undistributed ordinary income                                   $     70,891
    Capital loss carryforward:
     expiring 2008                                                  $     78,852
     expiring 2010                                                  $  1,958,633

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Investments in Securities                          8
December 31, 2002 (Continued)

Quality Ratings* of Long-Term Bonds (Unaudited)
December 31, 2002

                 Value      % of
                 (000)      Value
---------------------------------
Aaa/AAA         $48,974     62.0%
Aa/AA             2,633      3.3%
A/A              12,258     15.5%
Baa/BBB          13,037     16.5%
Ba/BB               636      0.8%
B/B                 131      0.2%
Below B             172      0.2%
Not Rated         1,194      1.5%
                -------    -----
                $79,035    100.0%
                =======    =====

*The higher of Moody's or Standard & Poor's Ratings.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                    9

Statement of Assets and Liabilities
December 31, 2002
(In Thousands)

Assets:
Investments at value                                     $89,181
Interest and dividends receivable                            930
Investments for Trustees' deferred compensation plan         148
Swap contracts receivable                                     22
Futures variation margin receivable                           16
Receivable for forward currency contracts                      2
                                                         -------
  Total assets                                            90,299
                                                         -------
Liabilities:
Payable for investments purchased                            249
Deferred Trustees' fees payable                              148
Advisory fees payable                                         38
Audit and legal fees payable                                  26
Administrative services fees payable                          20
Shareholder reports payable                                   14
Custodian fees payable                                         9
Transfer agent fees payable                                    5
                                                         -------
  Total liabilities                                          509
                                                         -------
Net Assets (equivalent to $18.74 per share based on
   4,792,215 shares outstanding; 12,000,000 shares of
   $0.10 par value authorized)                           $89,790
                                                         =======
Components of Net Assets:
Paid-in capital                                          $89,803
Overdistributed net investment income                       (317)
Accumulated net realized loss                             (2,445)
Unrealized appreciation of investments, futures,
   forward contracts and swaps                             2,749
                                                         -------
Net Assets                                               $89,790
                                                         =======
Cost of Investments                                      $86,263
                                                         =======

Statement of Operations
For the Year Ended December 31, 2002
(In Thousands)

Investment Income:
Income:
   Interest income                                     $4,572
   Dividend Income                                        148
                                                       ------
                                                        4,720
Expenses:
   Investment advisory fees                  $453
   Custodian fees                             114
   Shareholder reports                         78
   Auditing and legal fees                     75
   Transfer agent fees                         53
   Administrative services fees                49
   Stock exchange fees                         30
   State taxes                                 25
   Trustees' fees                              24
   Other                                        7
                                             ----
   Total expenses                            $908
                                             ----
Net Investment Income                                   3,812
                                                       ------
Realized and Unrealized Gain (Loss) on
   Investments:
   Net realized gain from:
    Forward currency contracts                            152
    Futures contracts                                      94
    Investments                                        (1,096)
                                                       ------
                                                         (850)
                                                       ------
   Net change in unrealized appreciation
(depreciation) of:
    Forward currency contracts                            (20)
    Futures contracts                                    (269)
    Swaps                                                   1
    Investments                                         4,409
                                                       ------
                                                        4,121
                                                       ------
Net Realized and Unrealized Gain on
   Investments                                          3,271
                                                       ------
Net Increase in Net Assets Resulting from
   Operations                                          $7,083
                                                       ======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   10

Statements of Changes in Net Assets
(In Thousands)

                                             For the Year Ended
                                                December 31,
                                           -----------------------
                                               2002        2001
                                           -----------------------
Operations:
Net investment income                        $ 3,812     $ 4,772
Net realized gain (loss) on investments         (850)      4,194
Net unrealized appreciation (depreciation)
   on investments                              4,121      (2,315)
                                             -------     -------
Net increase in net assets from operations     7,083       6,651
                                             -------     -------
Dividends and Distributions:
>From net investment income                    (4,792)     (5,941)
                                             -------     -------
 Total dividends and distributions            (4,792)     (5,941)
                                             -------     -------
Net Increase in Net Assets                     2,291         710
Net Assets:
Beginning of period                           87,499      86,789
                                             -------     -------
End of period*                               $89,790     $87,499
                                             =======     =======
* includes overdistributed net
   investment income of:                     $  (317)    $  (278)
                                             =======     =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   11

Financial Highlights

                                                                     For the Year Ended December 31,
                                                  -------------------------------------------------------------------
                                                     2002        2001(c)         2000           1999           1998
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                $ 18.26       $ 18.11       $ 17.79       $  19.24        $ 19.16
Income from investment operations
Net investment income (a)                              0.80          1.00          1.15           1.18           1.18
Net realized and unrealized gain (loss) on
 investments                                           0.68          0.39          0.37          (1.42)          0.16
                                                    -------       -------       -------       --------        -------
Total from investment operations                       1.48          1.39          1.52          (0.24)          1.34
                                                    -------       -------       -------       --------        -------
Less dividends and distributions:
Dividends from net investment income                  (1.00)        (1.24)        (1.20)         (1.18)         (1.20)
Distributions from net realized capital gains            --            --            --          (0.03)         (0.06)
                                                    -------       -------       -------       --------        -------
Total dividends and distributions                     (1.00)        (1.24)        (1.20)         (1.21)         (1.26)
                                                    -------       -------       -------       --------        -------
Net asset value, end of period                      $ 18.74       $ 18.26       $ 18.11       $  17.79        $ 19.24
                                                    -------       -------       -------       --------        -------
Market value, end of period                         $ 16.75       $ 16.42       $ 16.06       $  14.19        $ 17.31
                                                    =======       =======       =======       ========        =======
Total Investment Return:
Per share market value                                 8.20%        10.10%        22.33%        (11.41)%         6.95%
Per share net asset value (b)                          8.39%         7.81%         8.92%         (1.23)%         7.22%
Ratios to Average Net Assets
Expenses                                               1.04%         0.97%         0.94%          0.91%          0.92%
Net investment income                                  4.35%         5.39%         6.58%          6.36%          6.14%
Portfolio Turnover                                      393%          336%          319%           110%            81%
Net Assets, End of Period (000 omitted)             $89,790       $87,499       $86,789       $ 85,230        $92,202

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.

(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting principle.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements                     12

1. Organization. Effective May 31, 2002, CIGNA Investment Securities, Inc. a Delaware Corporation, was reorganized as a Massachusetts Business Trust and changed its name to CIGNA Investment Securities (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment-grade debt securities and preferred stocks.

2. Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Delayed Delivery Commitments -- The Fund may enter into commitment agreements, i.e. TBA's, for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Fund does not begin to earn interest on such purchase commitments until settlement date. The Fund may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Fund segregates assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for new investments or to meet redemptions. Delayed delivery commitments may increase the Fund's exposure to market fluctuations and may increase the possibility that the Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Fund records changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

C. Foreign Currency Translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(1) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(2) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements (Continued)         13

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

D. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

E. Forward Currency Transactions -- The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund segregates assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F. Futures Contracts -- The Fund is authorized to enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

G. High Yield Bonds -- The Fund may invest in High Yield Bonds -- i.e., fixed income securities rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements (Continued)         14

their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

H. Swap Agreements -- The Fund may enter into swap agreements for investment, liquidity, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive, e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

As of December 31, 2002, the Fund had the following outstanding swap agreements:

                                                 Spread                   Unrealized
                                     Notional    (Basis    Termination   Appreciation/
 Counterparty        Index            Amount     Points)       Date     (Depreciation)
--------------------------------------------------------------------------------------
Bear Stearns   Bear Stearns High
               Yield Index          $  310,000      225      01/01/03       $    0
Bear Stearns   Bear Stearns High
               Yield Index          $1,210,000       50      05/01/03       $  998
Bear Stearns   Bear Stearns High
               Yield Index          $  700,000       80      06/01/03       $ (147)
Lehman         Lehman US High
Brothers       Yield Index          $  110,000      105      06/01/03       $ (139)
Bear Stearns   Bear Stearns High
               Yield Index          $  260,000      57.5     09/01/03       $  300

The terms of the agreement require the Fund to pay LIBOR (which is set monthly) plus the spread and to receive the monthly total return on the Index, both based on the notional amount. The Fund records the net amount receivable/payable on a daily basis. The net receivable/payable is settled in cash monthly and recorded as net investment income.

I. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

J. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

At December 31, 2002, the Fund had a post October loss of $39,921. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

K. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed quarterly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing

--------------------------------------------------------------------------------
CIGNA Investment Securities Notes to Financial Statements (Continued)         15

and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment of foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2002, the Fund increased undistributed (overdistributed) net investment income by $941,078, increased accumulated net realized loss by $888,049 and decreased paid in capital by $53,029.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.40% thereafter. TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, and as approved by the shareholders at the shareholder meeting of April 30, 2002, the Fund may invest its excess cash, up to 25% of the Fund's total assets, in the affiliated CIGNA Money Market Fund ("MMF") managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the MMF. For the year ended December 31, 2002, TimesSquare waived $10,181 of its advisory fee received from the Fund. Income distributions from MMF, which amounted to $37,497 for the year ended December 31, 2002, are recorded as dividend income in the Statement of Operations.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2002, the Fund paid or accrued $49,147.

4. Trustees' Fees. Trustees' fees represent remuneration incurred for trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.


5. Purchases and Sales of Securities.
Purchases and sales of securities for the year ended December 31, 2002, were as follows (excluding short-term obligations):

                                  Cost of         Proceeds From
                                 Securities        Securities
                                 Purchased            Sold
                                ------------      -------------
Bonds                           $ 40,258,870      $ 49,834,574
U.S. Government Obligations      285,268,179       278,742,929
                                ------------      ------------
                                $325,527,049      $328,577,503
                                ============      ============

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   16

Report of Independent Accountants

To the Trustees and Shareholders of CIGNA Investment Securities

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Investment Securities (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   17
(Unaudited)

2002 Tax Information (Unaudited)

During 2002, the Fund declared dividends of $1.00 per share. For federal income tax purposes, this included ordinary income dividends of $1.00 per share. There were no capital gain distributions. Dividends reported to you as ordinary income dividends on Form 1099, whether received as stock or cash, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service.

Approximately 12.0% of income for the year was derived from U.S. Government Treasury Obligations, and 29.3% from U.S. Government Agency obligations.

Automatic Dividend and Distribution Investment Plan

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below on the following page.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value, equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   18
(Unaudited)

Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders, such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified, from time to time, by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions, although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan, including requests for additional information or an application brochure or general inquiries about your account, should be directed to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call tollfree 1-800-426-5523.

--------------------------------------------------------------------------------
CIGNA Investment Securities                                                   19
(Unaudited)

Trustees and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                                 Number of
Name,                     Position         Length                                                Portfolios in   Other
Address*                  Held with        of Time          Principal Occupation(s) During       Fund Complex    Directorships
and Age                   Fund             Served           Past 5 Years                         Overseen        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors
Russell H.                Trustee          Trustee since    Vice President (Investor Relations,  14              --
Jones                                      1995             Public Relations) and Treasurer,
58                                                          Kaman Corporation
                                                            (helicopters and aircraft
                                                            components, industrial
                                                            components)

Paul J.                   Trustee          Trustee since    Special Advisor to Board of          14              Director -- Western
McDonald                                   1995             Directors, Friendly Ice Cream                        Massachusetts
59                                                          Corporation (family restaurants                      Electric Company
                                                            and dairy products)

Marnie                    Trustee          Trustee since    Diocesan Consultant, Episcopal       11              --
Wagstaff                                   2001             Diocese of Connecticut;
Mueller                                                     Previously, Visiting Professor of
64                                                          Health Economics, Wesleyan
                                                            University
Affiliated Trustees and
 Fund Officers

Richard H.                Trustee,         Trustee,         Managing Director, CIGNA             14              Director of various
Forde 49                  Chairman of      Chairman         Retirement & Investment Services,                    subsidiaries of
                          the Board and    and President    Inc. and TimesSquare Capital                         CIGNA Corporation
                          President        since 1998       Management, Inc.

Alfred A.                 Vice President   Officer          CIGNA Funds Treasurer;               14              --
Bingham III               and Treasurer    Since 1982       Assistant Vice President,
58                                                          TimesSquare Capital
                                                            Management, Inc.

Jeffrey S.                Vice President   Officer          Senior Counsel,                      14              --
Winer                     and Secretary    Since 1993       CIGNA Corporation
45

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* All Trustees and officers have an address c/o TimesSquare Capital Management,
Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

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CIGNA Investment Securities                                                   20

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CIGNA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
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[LOGO] CIGNA                                                  ------------------
                                                              PRESORTED STANDARD
CIGNA Investment Securities                                      U.S. POSTAGE
100 Front Street                                                     PAID
Suite 300                                                     SO. HACKENSACK, NJ
Worchester, MA 01601                                             PERMIT 1074
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Printed on recycled paper
542775 12/02                                                      INACM-Q4-12/02